UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 17, 2008

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.         Changes in Registrant’s Certifying Accountant.

On November 17, 2008, Impac Mortgage Holdings, Inc. (the “Company”) engaged Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2008 and dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm.  The decision to dismiss Ernst & Young and engage Squar Milner was approved by the Company’s audit committee.

The reports of Ernst & Young on the financial statements of the Company for the years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from January 1, 2006 through the date of Ernst & Young’s dismissal, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.  Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except that, as previously disclosed by the Company in its Annual Report on Form 10-K for the year ended December 31, 2007, Ernst & Young reported that the Company did not maintain effective internal control over financial reporting as of December 31, 2007 because of the effect of a material weakness in controls related to the Company’s financial statement close process that existed as of December 31, 2007.

Neither the Company nor anyone acting on its behalf consulted with Squar Milner during the period from January 1, 2006 through the date of Ernst & Young’s dismissal regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Ernst & Young with a copy of this Current Report of Form 8-K and requested that Ernst & Young furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  A copy of the letter from Ernst & Young, dated November 18, 2008, stating that it agrees with the statements concerning its firm contained herein is attached hereto as Exhibit 16.1.

Item 9.01          Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter dated November 18, 2008 from Ernst & Young LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: November 19, 2008

	By:	/s/ Ron Morrison
	Name:	Ron Morrison
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter dated November 18, 2008 from Ernst & Young LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.